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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                      001-16505              58-2350980
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

           1114 First Avenue                                    10021
           New York, New York                                (Zip Code)
(Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition



On November 11, 2004, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended September 27, 2004 and the nine months ended September 27, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 11, 2004, the Company held a conference call to discuss the selected financial results of the Company for the quarter ended September 27, 2004 and the nine months ended September 27, 2004. A copy of the transcript of the call is attached as Exhibit 99.2 to this Current Report on Form 8-K. The transcript has been selectively edited to facilitate the understanding of the contents of the conference call.


The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.




Item 9.01             Financial Statements and Exhibits



(c)        Exhibits

           99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated November 11, 2004

           99.2 Transcript from the third quarter earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on November 11, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Smith & Wollensky Restaurant Group, Inc.


                                    By:     /s/ Alan M. Mandel
                                            ------------------------------------
                                            Alan M. Mandel
                                            Chief Financial Officer, Executive
                                            Vice President of Finance, Treasurer
                                            and Secretary


Date:   November 16, 2004

                                Index to Exhibits
                                -----------------





Exhibit No.      Description of document
-----------      -----------------------

99.1*            Press Release of The Smith & Wollensky Restaurant Group, Inc.
                 dated November 11, 2004

99.2* Transcript from the third quarter earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on November 11, 2004



* Filed herewith.